EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-l(k)(l) promulgated under the Securities Exchange Act of 1934. as amended, the undersigned hereby agree to the joint filing with each of the Reporting Persons (as such term is defined in the Schedule 13G Amendment referred to below) on behalf of each of them of a statement on Schedule 13G Amendment (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of NCS Multistage Holdings, Inc., a Delaware corporation, and that this agreement may be included as an exhibit to such joint filing.

Date: May 15, 2025

Advent International GPE VII-A Limited Partnership
Advent International GPE VH-E Limited Partnership
Advent International GPE VH-H Limited Partnership
By: GPE VIIGP Limited Partnership, General Partner
By: Advent International GPE VII LLC, General Partner
By: Advent International L.P., Manager
By: Neil Crawford, Authorized Signatory

/s/ Neil Crawford
Signature

Advent International GPE VII Limited Partnership
Advent International GPE VH-B Limited Partnership
Advent International GPE VH-C Limited Partnership
Advent International GPE VH-D Limited Partnership
Advent International GPE VH-F Limited Partnership
Advent International GPE VII-G Limited Partnership
By: GPE VII GP (Delaware) Limited Partnership, General Partner
By: Advent International GPE VII LLC, General Partner
By: Advent International L.P., Manager
By: Neil Crawford, Authorized Signatory

/s/ Neil Crawford
Signature

Advent Partners GPE VII Limited Partnership
Advent Partners GPE VII-A Limited Partnership
Advent Partners GPE VH-B Cayman Limited Partnership
Advent Partners GPE VII Cayman Limited Partnership
Advent Partners GPE VII-A Cayman Limited Partnership
By: Advent International GPE VII LLC, General Partner
By: Advent International L.P., Manager
By: Neil Crawford, Authorized Signatory

/s/ Neil Crawford
Signature

GPE VIIGP Limited Partnership
By: Advent International GPE VII LLC, General Partner
By: Advent International L.P., Manager
By: Neil Crawford, Authorized Signatory

/s/ Neil Crawford
Signature

GPE VII GP (Delaware) Limited Partnership
By: Advent International GPE VII LLC, General Partner
By: Advent International L.P., Manager
By: Neil Crawford, Authorized Signatory

/s/ Neil Crawford
Signature

Advent International GPE VII LLC
By: Advent International L.P., Manager
By: Neil Crawford, Authorized Signatory

/s/ Neil Crawford
Signature

Advent International L.P.
By: Neil Crawford, Authorized Signatory

/s/ Neil Crawford
Signature

Advent-NCS Acquisition Limited Partnership
By: Advent-NCS GP LLC, General Partner
By: Neil Crawford, Authorized Signatory

/s/ Neil Crawford
Signature

Advent-NCS GP LLC
By: Neil Crawford, Authorized Signatory

/s/ Neil Crawford
Signature